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                                                                     EXHIBIT 15


                                PLEDGE AGREEMENT



         THIS PLEDGE AGREEMENT is made and entered into as of December 20, 1995 by Thomas J. Anderson (the "Pledgor") in favor of Richard A.
Hansen ("Hansen").

1.01              Pledge and Delivery of Property.

                  (a) In consideration of a loan of $247,676 (the "Indebtedness") from Hansen to the Pledgor in connection with the Pledgor's purchase of 866,000 shares of the Common Stock of Computone Corporation ("Computone"), which Indebtedness is evidenced by the Pledgor's promissory note due on demand after June 30, 1996 (the "Note"), the Pledgor hereby grants and pledges to Hansen, for the benefit of Hansen as security for the Pledgor's Indebtedness to Hansen (the "Obligations"), a purchase money security interest in and a lien upon the 866,000 shares of the Common Stock, $.01 par value, of Computone, including any securities into which such property is converted by merger, consolidation, acquisition, reorganization, recapitalization, stock split or reverse stock split, or otherwise, and all rights, titles, interests, privileges and preferences appertaining or incidental to any of the foregoing and all proceeds thereof upon sale or otherwise (all of which are herein collectively referred to as the "Collateral"). The securities referred to above shall be held by Frederick W. Dreher, Esq. ("Dreher"), of Duane, Morris & Heckscher, 4200 One Liberty Place, Philadelphia, Pennsylvania 19103, as agent for the Pledgor and Hansen as their respective interests may appear under this Pledge Agreement until satisfaction of the Obligations, and the purchase money security interest granted hereby in such securities shall be subject to Section
3.01 hereof.

                  (b) The Pledgor agrees that the Collateral shall be delivered to Dreher, as agent for the Pledgor and Hansen for Hansen's benefit, contemporaneously herewith. All securities and instruments delivered to Dreher under this Pledge Agreement will be in negotiable form suitable for transfer by delivery except as otherwise provided in any restrictive legend stamped or imprinted on each certificate of shares. In this regard, the Pledgor is delivering to Dreher stock powers duly executed in blank with respect to such securities.

2.01 Liability to Hansen and Dreher, Liability of Hansen and Dreher. Neither Dreher nor Hansen shall have any duty to the Pledgor relative to any of the Collateral; provided, however, that Hansen and Dreher shall take the same degree of care in relation to the Collateral in their respective possession as each takes with respect to his own securities of a similar type. Hansen and Dreher shall not be liable for any action or omission to act on the part of any agent appointed and selected by Hansen in good faith to act with respect to the Collateral, or any part thereof.



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3.01 Preservation of Security Interest. The Pledgor will faithfully preserve and protect Hansen's purchase money security interest for the benefit of Hansen in the Collateral and the proceeds thereof and will do all such acts and things and execute and deliver all such documents and instruments as Hansen may from time to time reasonably request to assist in the preservation and perfection of such security interest. The Pledgor will not otherwise encumber any of the Collateral. Notwithstanding anything herein to the contrary, the Pledgor shall be free to offer the Collateral for sale as contemplated by paragraphs 6 and 11 of the December 20, 1995 agreement among Computone, Jaguar Inc., Hansen, the Pledgor, William C. Lovely and John D. Freitag provided that any such sale is made at not less than the then prevailing market price of the Collateral as reported by Nasdaq and further provided that the entire net proceeds of the sale is applied to the payment of the Obligations.

4.01              Voting; Dividends; Proceeds.

                  (a) Unless and until an Event of Default (as described in Section 5.01 hereof) shall have occurred and notice has been given pursuant to
Section 4.01(b) hereof, the Pledgor shall be entitled to exercise all voting and consensual powers pertaining to any part of the Collateral.

                  (b) Upon the occurrence and during the continuance of an Event of Default (as described in Section 5.01 hereof), Hansen may at his option at any time provide notice to the Pledgor that all rights of the Pledgor to exercise the voting or consensual rights and powers which the Pledgor is entitled to exercise pursuant to Section 4.01(a) hereof shall cease, and all such rights shall thereupon become vested in Hansen (for the benefit of Hansen) who shall have the sole and exclusive right and authority to exercise the voting or consensual rights and powers relating or pertaining to the Collateral or any part thereof.

                  (c) Upon the giving of notice by the Pledgor as contemplated by Section 4.01(b) hereof following the occurrence and during the continuance of an Event of Default, the Pledgor hereby appoints Hansen as his true and lawful attorney and proxy with full power to exercise on the Pledgor's behalf the voting or consensual rights and powers specified in Section 4.01(b) hereof, it being understood that this appointment is coupled with an interest and is irrevocable during the continuance of the Event of Default. Any proxy granted by virtue of the preceding sentence shall terminate as specified therein but in no event later than the termination of this Pledge Agreement pursuant to Section
8.01 hereof or the release of the Collateral pursuant to Section 9.01 hereof. Notwithstanding the foregoing, Hansen shall not have any responsibility to the Pledgor or any other person for his exercise or failure to exercise such voting or consensual rights and powers. Upon such Event of Default being cured to the satisfaction of Hansen, the Pledgor shall be entitled to exercise the voting rights pursuant to Section 4.01(a) hereof.

                  (d) Unless and until an Event of Default (as described in Section 5.01 hereof) shall have occurred and be continuing and notice


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has been given pursuant to Section 4.01(b) hereof, the Pledgor shall be entitled to any and all dividends on the Collateral or any part thereof, provided, however, that all dividends in stock or property, and all liquidating dividends or distributions or returns of capital upon or in respect of the Collateral or any part thereof or resulting from any split, reverse split, revision or reclassification of the Collateral or any part thereof or received in exchange for the Collateral or any part thereof as a result of a merger, consolidation or otherwise, shall be deemed to be Collateral under and subject to the terms of this Pledge Agreement and shall be paid, transferred or delivered directly to Dreher, and shall be held by Dreher for the benefit of Hansen as additional Collateral pledged under and subject to the terms of this Pledge Agreement.

5.01 Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

                  (a)  Failure of the Pledgor to pay any Obligation when due;

                  (b) The occurrence of any other default under the Promis-sory Note of the Pledgor to Hansen the payment of which is secured by this Pledge Agreement; and

                  (c) The insolvency of the Pledgor; the admission by the Pledgor of his inability to pay his debts as they become due; the commencement of any case by or against the Pledgor under any bankruptcy or insolvency law which remains undismissed for a period of 30 days or more; the making by the Pledgor of any assignment for the benefit of creditors; or the entering of any order for relief which remains undismissed for a period of 30 days or more.

6.01              Rights upon Default, etc.

                  (a) Rights of Hansen; Sale of Collateral. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 5.01 hereof), Hansen may at his option declare all of the Obligations to be immediately due in full, and Hansen, for his benefit, shall thereupon have all of the rights and remedies provided to him as a secured party under the Uniform Commercial Code in effect in Delaware or in such other jurisdictions in which any Collateral is located, and the Pledgor further agrees that (i) in the event that Hansen determines in his sole discretion to give notice of disposition of the Collateral, written notice mailed to the Pledgor at the address described in
Section 13.01 hereof ten days prior to the date of public sale of the Collateral or prior to the date after which private sale or other disposition of said property will be made, shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient and (ii) without precluding any other method of sale, the sale of the Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property.

                  (b) Private Sale. The Pledgor recognizes that Hansen, after an Event of Default, may be unable to effect public sale of all


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or a portion of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (or any successor federal statute), and applicable state securities laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to represent, among other things, that they are acquiring such Collateral for their own account for investment and not with a view to distribution. The Pledgor agrees that private sales so made may be made at prices and on other terms less favorable to the Pledgor (as seller) than if such Collateral were sold at public sale and that Hansen has no obligation to delay sale of any such Collateral for the period of time necessary to permit the issuers of such Collateral, even if such issuers would agree, to register or qualify such Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. The Pledgor agrees that private sales made under the foregoing circumstances and in compliance with applicable federal and state securities laws shall be deemed to have been made in a commercially reasonable manner under the Uniform Commercial Code as in effect in Delaware or in such other jurisdiction in which Collateral may be located.

                  (c) In effecting any sale of Collateral pursuant to the provisions hereof, Hansen agrees to sell only that number of shares of the Collateral as is necessary to pay to Hansen the full amount of the Obligations secured hereby.

                  (d) Hansen agrees that, notwithstanding anything to the contrary herein, in the Note or in any other document, instrument or agreement executed and delivered in connection herewith or therewith, the Pledgor shall not be personally liable for the payment of any of the Obligations, and Hansen further agrees that the liability of the Pledgor in respect of the Obligations, and the recourse of Hansen hereunder and under the Note, shall be limited solely to the Collateral in accordance with the terms and conditions hereof.

7.01 Hansen as Attorney-in-Fact. Upon the occurrence and during the continuance of an Event of Default and after notice pursuant to Section 4.01(b) hereof, the Pledgor hereby appoints Hansen as his agent and attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instruments which Hansen may deem necessary or advisable to accomplish the purposes hereof, which appointment as agent and attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, after the occurrence of an Event of Default, Hansen shall have the right to receive, collect and endorse all checks made payable to the Pledgor or his order representing any dividend, payment of interest or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

8.01 Continuing Agreement. This is a continuing agreement and shall remain in full force and effect and be binding upon the Pledgor, and his personal representatives, successors and assigns, until all Obligations of the Pledgor to Hansen, whether now existing or hereafter arising, shall have been fully satisfied and discharged.


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9.01 Release of Lien; Delivery of Collateral. Upon full and final satisfaction of the Obligations and in connection with the sale of any Collateral permitted pursuant to Section 3.01 hereof, Hansen shall, at the Pledgor's expense, immediately deliver to the Pledgor the Collateral together with such documents or instruments as the Pledgor may reasonably request to evidence discharge and satisfaction of the purchase money security interest and lien created hereby.

10.01 Costs and Expenses. In the event that an Event of Default shall occur and be continuing, the Pledgor will pay, immediately upon demand, to Hansen all reasonable costs and expenses, including reasonable attorneys' fees, related or incidental to the care, holding, retaking, preparing for sale, selling or collection of, or realization upon, any of the Collateral or relating or incidental to establishing, reserving or enforcing the rights of Hansen hereunder or in respect of any of the Collateral and obtaining legal advice with regard to any of the foregoing, whether or not suit be brought. Further, the net proceeds of the Collateral resulting from sale, collection or otherwise and other available monies coming into the hands of Hansen may be applied by him, before or after default, to the satisfaction or reduction of any of the Obligations as he may see fit, whether or not matured.

11.01 No Waiver; Cumulative Rights. No failure on the part of Hansen to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Hansen of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Hansen or allowed him by any other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by Hansen from time to time. No modification or waiver of any provision of this Pledge Agreement and no consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Hansen, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No executory agreement, in whole or in part, shall be effective to change, modify or discharge, in whole or in part, this Pledge Agreement unless such agreement shall be in writing and signed by Hansen. No notice to or demand on the Pledgor in any case shall, of itself, entitle the Pledgor to any other or further notice or demand in similar or other circumstances.

12.01 Choice of Law. Except as expressly otherwise herein provided, this Pledge Agreement shall be governed by, and construed in accordance with, the laws of Delaware (except for the choice of law provisions thereof).

13.01 Addresses for Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be given by confirmed telex or telecopy or registered mail addressed, if to the Pledgor to: Thomas J. Anderson, Computone Corporation, Suite
150, 1100 Northmeadow Parkway, Roswell, Georgia 30076; if to Hansen to: Richard A. Hansen, Pennsylvania Merchant Group Ltd, Suite 390,
259 Radnor-Chester Road, Radnor, Pennsylvania 19087; and, in either


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case, with a copy to Frederick W. Dreher, Duane, Morris & Heckscher, 4200 One
Liberty Place, Philadelphia, Pennsylvania 19103 (telecopy number (215) 979-1213, confirmation (215) 979-1234).

14.01 Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement in any jurisdiction.

15.01 Miscellaneous. The terms, provisions, covenants and agreements, representations and warranties contained herein shall be binding upon and shall inure to the benefit of the Pledgor, Hansen, and their respective successors and assigns.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.


Witness:




/s/ Connie Beach                                    /s/ Thomas J. Anderson
-----------------------                            ----------------------------
                                                   Thomas J. Anderson



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